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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                          event reported): MAY 9, 2001


                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                1-3863                             34-0276860
------------------------------------      ------------------------------       ------------------------------
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                            Identification No.)


        1025 West NASA Blvd., Melbourne, FL                         32919
 --------------------------------------------------------    ------------------
      (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Items 1.-4.       Not Applicable.

Item 5.           Other Events.
                  ------------

                  On May 9, 2001, Harris Corporation ("Harris" or the "Company") announced that it has entered into a definitive agreement to sell its minority membership interest in GE-Harris Railway Electronics LLC to General Electric Company.

                  This limited liability company was formed in 1995 and is owned 51% by General Electric Company and 49% by Harris. Harris will receive cash in the amount of $50 million for its minority interest. The transaction, which is subject to antitrust approval, is expected to close during the Company's current fiscal quarter, which ends June 30, 2001.

                  A copy of the press release is filed hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following documents are filed as Exhibits to this
                           Report:

                           2.1 Membership Interest Purchase Agreement, dated as of April 30, 2001, between Harris Corporation and VFC Capital, Inc. (a wholly-owned subsidiary of Harris Corporation), on the one hand, and General Electric Company and GE Investment Ventures, Inc. (a wholly-owned subsidiary of General Electric Company), on the other hand.

                           99. Press Release, dated May 9, 2001, announcing that Harris has signed a definitive agreement to sell its minority membership interest in GE-Harris Railway Electronics LLC to General Electric Company.

Items 8.-9.                Not Applicable.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARRIS CORPORATION


                                   By:   /s/ Richard L. Ballantyne
                                       ------------------------------------
                                   Name:    Richard L. Ballantyne
                                   Title:   Vice President, General Counsel
                                            and Secretary

Date:      May 9, 2001


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                                  EXHIBIT INDEX

        Exhibit No.
         Under Reg.
       S-K, Item 601                                 Description
-----------------------------           ---------------------------------------


            2.1 Membership Interest Purchase Agreement, dated as of April 30, 2001, between Harris Corporation and VFC Capital, Inc. (a wholly-owned subsidiary of Harris Corporation), on the one hand, and General Electric Company and GE Investment Ventures, Inc. (a wholly-owned subsidiary of General Electric Company), on the other hand.

            99. Press Release, dated May 9, 2001, announcing that Harris has signed a definitive agreement to sell its minority membership interest in GE-Harris Railway Electronics LLC to General Electric Company.